                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              INSIGHT ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------

     5)  Total fee paid:


        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Date Filed:

        ------------------------------------------------------------------------

                            INSIGHT ENTERPRISES, INC.

                              1305 WEST AUTO DRIVE
                              TEMPE, ARIZONA 85284


                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2000

TO OUR STOCKHOLDERS:

     Notice is hereby given that the 2000 Annual Meeting of Stockholders of Insight Enterprises, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 16, 2000, at 3:00 p.m. local time, at the Company's corporate headquarters, 1305 West Auto Drive, Tempe, Arizona 85284, for the following purposes:

         (1) To elect two Class III Directors to serve until the 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

         (2) To approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the authorized number of shares of Common Stock, $.01 par value per share, from 30,000,000 to 100,000,000;

         (3) To approve amendments to the Insight Enterprises, Inc. 1998 Long-Term Incentive Plan increasing the number of shares authorized for issuance thereunder and to make certain other amendments; and

         (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is presently aware of no other business to come before the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Each outstanding share of the Company's Common Stock entitles the holder of record at the close of business on March 21, 2000 to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 1999 Annual Report to Stockholders, which includes audited financial statements, is enclosed. The Annual Report is not part of our proxy soliciting material.

     All stockholders are cordially invited to attend the Annual Meeting.

                                            By order of the Board of Directors



Tempe, Arizona                              Stanley Laybourne
March 31, 2000                              Secretary, Treasurer
                                            and Chief Financial Officer

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

                            INSIGHT ENTERPRISES, INC.

                              1305 WEST AUTO DRIVE
                              TEMPE, ARIZONA 85284


                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2000



                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished to the stockholders of record of Insight Enterprises, Inc. (the "Company") for the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 16, 2000, at 3:00 p.m. local time, at the Company's corporate headquarters, 1305 West Auto Drive, Tempe, Arizona 85284, and at any and all adjournments or postponements thereof. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The proxy materials will be mailed on or about April 14, 2000, to stockholders of record at the close of business on March 21, 2000 (the "Record Date").

     When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

     You have the power to revoke the proxy at any time before it is voted by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company at 1305 West Auto Drive, Tempe, Arizona 85284 prior to the vote at the Annual Meeting, or by written notice of revocation to the Secretary prior to the vote at the Annual Meeting, or by appearing in person at the Annual Meeting and voting the shares to which the proxy relates. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock. Such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company. The estimated fee for this proxy solicitation is $15,000, plus reasonable out of pocket expenses.

                          VOTING SECURITIES OUTSTANDING

     Only holders of record of the Company's Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 26,904,269 shares of the Company's Common Stock. Each holder of Common Stock is entitled to one vote on each proposal that comes before the Annual Meeting, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of outstanding Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. The Inspector of Election appointed by the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots, and shall count all votes and ballots. Shares represented by proxies marked "withhold authority" with respect to the election of one or more directors, or which contain one or more abstentions, are counted as present or represented for purposes of determining both (i) the presence or absence of a quorum for the Annual Meeting and (ii) the total number of shares entitled to vote. A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal that the broker or other nominee lacks discretionary authority.

     All shares represented by valid proxies will be voted in accordance with the direction on the proxies. Any proxy on which no direction is indicated, will be voted FOR Proposals 1, 2 and 3. The Board of Directors is not aware of any other matters, which may come before the meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters.

                                  STOCK SPLITS

     On January 6, 1999, the Company's Board of Directors approved a 3-for-2 stock split in the form of a stock dividend payable on February 18, 1999 to the stockholders of record at the close of business on January 25, 1999.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's Board of Directors consists of five members divided into three classes, with the directors in each class serving for a term of three years. The three-year terms of Timothy A. Crown and Stanley Laybourne, who are Class III directors, expire at the Annual Meeting. The Board of Directors has nominated Messrs. Crown and Laybourne for re-election as directors and, unless otherwise instructed, the proxy holders will vote for the election of Messrs. Crown and Laybourne as directors of the Company.

     If any nominee of the Company is unable or declines to serve as a director, or if a vacancy occurs before election (which events are not anticipated), the proxy holders will vote for the election of such other person or persons nominated by the Board of Directors.

REQUIRED VOTE

     The two nominees who receive the most votes will be elected to the Board of Directors. Votes may be cast FOR the nominees or WITHHELD. In addition, you may indicate that you are voting FOR the nominees except for any nominee(s) specified in writing on the proxy card. An abstention will have the same effect as voting WITHHELD for election of directors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

     Information concerning the director nominees is set forth below.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE DIRECTOR NOMINEES.

             INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     The names of the Company's directors and executive officers, and information about them, are set forth below.


NAME                          AGE               POSITION
----                          ---               --------
Eric J. Crown (1)             38                Co-Chief Executive Officer and Chairman of the Board
                                                of the Company (Term expires in 2001)

Timothy A. Crown (1)          36                Co-Chief Executive Officer, President and Director
                                                of the Company (Term expires in 2000)

Stanley Laybourne (1)         51                Chief Financial Officer, Secretary, Treasurer and
                                                Director of the Company (Term expires in 2000)

Larry A. Gunning (2)          56                Director of the Company (Term expires in 2002)

Robertson C. Jones (2)        55                Director of the Company (Term expires in 2002)

Michael A. Gumbert            41                President of Insight Direct Worldwide, Inc., a
                                                subsidiary of the Company

Branson M. Smith              44                President of Direct Alliance Corporation, a
                                                subsidiary of the Company

(1)  Member of Executive Committee of the Board of Directors.

(2)  Member of Audit and Compensation Committees of the Board of Directors.

     Eric J. Crown. Mr. Crown has been the Chief Executive Officer and Chairman of the Board of the Company since 1994, has held various officer and director positions with Insight's predecessor corporations since 1988, and is one of the Company's founders. In 1984, he received a Bachelor of Science degree in Business Computer Information Systems from Arizona State University. From 1983 to 1988, Mr. Crown operated an independent computer and business-consulting firm. Eric J. Crown is the brother of Timothy A. Crown.

     Timothy A. Crown. Mr. Crown has been a director of the Company since 1994. Mr. Crown has been employed by the Company or one of its predecessors since 1988 and has been President since 1989. Mr. Crown was named as Co-Chief Executive Officer on January 25, 2000. He received a Bachelor of Science degree in Business and Computer Science from the University of Kansas in 1986. From 1986 to 1987, Mr. Crown was employed by NCR Corporation as an Administrative Analyst. From 1987 to 1988, Mr. Crown partnered with Eric Crown in operating an independent computer business-consulting firm. Timothy A. Crown is the brother of Eric J. Crown.

     Stanley Laybourne. Mr. Laybourne has been a director of the Company since 1994. He became the Chief Financial Officer and Treasurer in 1991, and in 1994 he became Secretary of the Company. Mr. Laybourne received a Bachelor of Science degree in Accounting from The Ohio State University in 1971 and a Masters in Business Administration degree from Arizona State University in 1972. From 1972 to 1985, he was employed by Touche, Ross & Co., a predecessor to Deloitte & Touche, where he was an audit partner from 1983 to 1985. From 1985 to 1989, Mr. Laybourne was President and Chief Executive Officer of The Scottscom Group, a financial services company. From 1989 to 1990, Mr. Laybourne was Executive Vice President of Ovation Broadcasting Company, a company which operated commercial radio broadcast properties. Mr. Laybourne is the Chief Financial Officer of the Arizona Sports Foundation, d/b/a Fiesta Bowl, Fiesta Events, Inc. and the Tucson Bowl Foundation d/b/a Insight.com Bowl. Mr. Laybourne is a Certified Public Accountant.

     Larry A. Gunning. Mr. Gunning has been a director of the Company since 1995. He has been President and Director of Pasco Petroleum Corp., a petroleum marketing company, since 1988. Mr. Gunning received a Bachelor of Science degree in Business Management from Arizona State University in 1966. Mr. Gunning is a member of the Arizona State University College of Business Dean's Council of 100 and a director of several nonprofit organizations.

     Robertson C. Jones. Mr. Jones has been a director of the Company since 1995. Mr. Jones is Senior Vice President and General Counsel of Del Webb Corporation, a developer of master-planned residential communities, where he has worked since 1992. Mr. Jones received his Bachelor of Arts degree from Williams College in 1966, his Masters in Business Administration degree from Oklahoma City University in 1969, and his Juris Doctor degree from University of California, Hastings College of Law, in 1977. Mr. Jones is a director of several nonprofit organizations, including the Arizona Chamber of Commerce.

     Michael A. Gumbert. Mr. Gumbert was hired in 1996 as Chief Operating Officer of Insight Direct USA, Inc., a subsidiary of the Company. In July 1999, Mr. Gumbert was promoted to President of Insight Direct Worldwide, Inc., a subsidiary of the Company. From 1983 through 1990, Mr. Gumbert held various positions within MicroAmerica, Inc., a value-added computer distributor. In 1990, MicroAmerica, Inc. was acquired by Merisel, Inc., a distributor of computers, software and peripherals. From 1990 through 1995, Mr. Gumbert held several positions with Merisel, Inc., including Senior Vice President, Sales and Operation. From 1995 to 1996, Mr. Gumbert was Senior Vice President, General Manager of Tandy Corporation, a consumer electronic retailer. Mr. Gumbert received a Bachelor of Business Administration in Marketing from North Texas State University in 1981.

     Branson M. Smith. Mr. Smith was employed by Insight Direct USA, Inc., a subsidiary of the Company, from 1992 to 1996, serving as its Vice President of Distribution and Senior Vice President of Fulfillment Services. In 1996, Mr. Smith was promoted to Chief Operating Officer of Direct Alliance Corporation, a subsidiary of the Company, and in July 1999 was further promoted to President. From 1987 to 1991, Mr. Smith was a Division Manager of Shape West, a computer disk manufacturer. From 1991 to 1992, Mr. Smith was a principal in Southwest Automation, an industrial operations consulting firm. Mr. Smith received a Bachelor of Science degree in Business Administration from the University of Arizona in 1978.

                    MEETINGS OF THE BOARD AND ITS COMMITTEES

     The Board of Directors held five meetings during the year ended December 31, 1999. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and any committee on which such director served during the period of such service. The Board presently has an Executive Committee, an Audit Committee and a Compensation Committee.

     The Executive Committee consists of Eric J. Crown, Timothy A. Crown and Stanley Laybourne. The Executive Committee is empowered to act on Board matters that arise between meetings of the full Board of Directors.

     The Audit Committee consists of Larry A. Gunning and Robertson C. Jones and met two times in 1999. The Audit Committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing the extent of non-audit services by the Company's auditors in relation to the objectivity needed in the audit. The Committee is responsible to review all related party transactions and to review potential conflict of interest situations where appropriate. The Committee is also responsible for recommending the engagement or discharge of the Company's independent auditors.

     The Compensation Committee consists of Messrs. Gunning and Jones and met two times in 1999. The Compensation Committee administers salaries and benefit programs designed for senior management, officers and directors and the Company's stock option plans to insure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

     The Company does not have a nominating committee or a committee performing the functions of a nominating committee. Nominations of persons to be directors are considered by the full Board of Directors.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company ("non-employee directors") receive a retainer of $2,000 per quarter, $500 per Board meeting attended, $300 per committee meeting attended and reimbursement of reasonable expenses and certain formula-based stock option awards as described below. Directors who are employees of the Company do not receive compensation for their service as directors. Non-employee directors are eligible to receive nonqualified stock options pursuant to an annual formula grant. The formula provided for an initial grant of options for 8,437 shares to each non-employee director on the closing date of the Company's initial public offering. Commencing in 1996, non-employee directors started receiving options for 5,062 shares each time they were elected for a three-year term on the Board. Non-employee directors who are initially elected to the Board between annual meetings receive options for 1,687 shares multiplied by the number of full and partial years of their initial terms. Options are exercisable for 10 years at the fair market value of the stock on the date of grant and vest over a three year period, subject to continued Board service.

                             EXECUTIVE COMPENSATION

     The following table sets forth for each of the last three years the total for services rendered to the Company by (i) the Company's Chief Executive Officer and (ii) its four other most highly compensated executive officers (collectively, the "Named Executive Officers"). The amounts shown include both amounts paid and amounts deferred.

SUMMARY COMPENSATION TABLE


                                                        ANNUAL COMPENSATION
                                            ---------------------------------------------
                                                                                OTHER
                                                                               ANNUAL
NAME AND PRINCIPAL POSITION                                                    COMPEN-
                                 YEAR       SALARY ($)        BONUS ($)       SATION($)(1)
-----------------------------    -------    ------------     ------------    ------------
Eric J. Crown                    1999       $ 250,000         $       -          --
Co-Chief Executive Officer       1998       $ 250,000         $ 111,879          --
                                 1997       $ 237,500         $ 195,042          --

Timothy A. Crown                 1999       $ 250,000         $       -          --
Co-Chief Executive Officer       1998       $ 250,000         $ 111,879          --
  & President                    1997       $ 237,500         $ 195,042          --

Stanley Laybourne                1999       $ 190,000         $       -          --
Chief Financial Officer,         1998       $ 190,000         $  22,391          --
  Secretary and Treasurer        1997       $ 170,000         $  85,342          --

Michael A. Gumbert               1999       $ 215,000         $ 357,260          --
President of Insight Direct      1998       $ 215,000         $  52,980          --
  Worldwide, Inc.                1997       $ 192,500         $ 110,967          --

Branson M. Smith                 1999       $ 200,000         $  65,281          --
President of Direct              1998       $ 155,000         $  20,922          --
  Alliance Corporation           1997       $ 146,000         $  36,118          --



                                                 LONG TERM COMPENSATION
                                                         AWARDS
                                            ----------------------------------

                                              RESTRICTED         SECURITIES         ALL OTHER
NAME AND PRINCIPAL POSITION                     STOCK            UNDERLYING        COMPEN-
                                 YEAR      AWARDS ($) (2)        OPTIONS(#)       SATION($)(3)
-----------------------------    -------    ---------------    ---------------     ------------
Eric J. Crown                    1999        $  848,495             120,000          $ 3,288
Co-Chief Executive Officer       1998        $  456,845             168,750          $ 2,279
                                 1997                 -             151,872          $ 1,542

Timothy A. Crown                 1999        $  848,495             120,000          $ 3,311
Co-Chief Executive Officer       1998        $  456,845             168,750          $ 1,732
  & President                    1997                 -             151,872          $ 1,396

Stanley Laybourne                1999        $  169,700             100,000          $ 3,322
Chief Financial Officer,         1998        $   91,392              90,000          $ 1,851
  Secretary and Treasurer        1997                 -              50,622          $ 2,916

Michael A. Gumbert               1999        $  102,139             100,000          $ 3,572
President of Insight Direct      1998        $   70,875              90,000          $ 3,363
  Worldwide, Inc.                1997                 -              67,497          $ 3,195

Branson M. Smith                 1999        $   41,235             100,000          $ 3,458
President of Direct              1998        $   31,988              56,250          $ 1,737
  Alliance Corporation           1997                 -              67,500          $ 1,620

----------------

     (1) The cost of certain perquisites and other personal benefits are not included because they did not exceed, in the case of any executive officer, the lesser of $50,000 or 10% of the total of the annual salary and bonus for such executive.

     (2) Represents the value based upon the number of shares awarded multiplied by the closing price on the date of grant as reported on the Nasdaq National Market. The value of the 36,423, 36,423, 6,932, 5,839, and 2,544 shares of restricted stock held at December 31, 1999 by Messrs. Crown, Crown, Laybourne, Gumbert and Smith, respectively (calculated by multiplying the number of shares held by the closing price on December 31, 1999 as reported on the Nasdaq National Market) was $1,479,684, $1,479,684, $281,613, $237,209, and $103,350 as of
          December 31, 1999. Recipients of restricted stock are entitled to receive any dividends declared on the Company's Common Stock, regardless of whether such shares have vested. The restricted stock vests quarterly over a period of three years from the date of grant, subject to acceleration in certain circumstances.

     (3) Represents payments for disability insurance premiums and 401(k) contributions made by the Company to the accounts of the executive officers in the following amounts, respectively: $788 and $2,500 in 1999, $1,060 and $1,219 in 1998, and $1,060 and $482 in 1997 for Eric
          J. Crown; $811 and $2,500 in 1999, $1,060 and $672 in 1998 and $914
          and $482 in 1997 for Timothy A. Crown; $822 and $2,500 in 1999, $885
          and $966 in 1998 and $885 and $2,031 in 1997 for Stanley Laybourne; $1,072 and $2,500 in 1999, $1,097 and $2,266 in 1998 and $1,097 and
          $2,098 in 1997 for Michael A. Gumbert; $958 and $2,500 in 1999, $784
          and $953 in 1998 and $783 and $837 in 1997 for Branson M. Smith.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding stock options granted during the year ended December 31, 1999 to the Named Executive Officers.

                                                      INDIVIDUAL GRANTS
                             ------------------------------------------------------------------
                                                   PERCENT OF
                                NUMBER OF             TOTAL                                           POTENTIAL REALIZABLE VALUE AT
                               SECURITIES            OPTIONS                                          ASSUMED ANNUAL RATES OF STOCK
                               UNDERLYING          GRANTED TO       EXERCISE                          PRICE APPRECIATION FOR OPTION
                                 OPTIONS          EMPLOYEES IN        PRICE          EXPIRATION                  TERM (2)
                             GRANTED (#)(1)        FISCAL YEAR      ($/SHARE)           DATE          ------------------------------
NAME                                                                                                     5%($)             10%($)
-----------------------      ----------------    --------------    ------------      ------------     -------------      -----------
Eric J. Crown                     50,000              3.1%          $25.3750          07/01/09          $  797,910       $2,022,061
                                  20,000              1.3%          $31.6562          10/01/09          $  398,168       $1,009,037
                                  25,000              1.6%          $29.8750          10/08/09          $  469,706       $1,190,326
                                  25,000              1.6%          $32.0000          11/19/09          $  503,116       $1,274,994
                                 -------              ----                                              ----------       ----------
                                 120,000              7.5%                                              $2,168,900       $5,496,418

Timothy A. Crown                  50,000              3.1%          $25.3750          07/01/09          $  797,910       $2,022,061
                                  20,000              1.3%          $31.6562          10/01/09          $  398,168       $1,009,037
                                  25,000              1.6%          $29.8750          10/08/09          $  469,706       $1,190,326
                                  25,000              1.6%          $32.0000          11/19/09          $  503,116       $1,274,994
                                 -------              ----                                              ----------       ----------
                                 120,000              7.5%                                              $2,168,900       $5,496,418

Stanley Laybourne                 25,000              1.6%          $25.3750          07/01/09          $  398,955       $1,011,030
                                  75,000              4.7%          $27.6250          09/28/09          $1,302,991       $3,302,035
                                 -------              ----                                              ----------       ----------
                                 100,000              6.3%                                              $1,701,946       $4,313,066

Michael A. Gumbert                25,000              1.6%          $25.3750          07/01/09           $ 398,955       $1,011,030
                                  75,000              4.7%          $27.6250          09/28/09          $1,302,991       $3,302,035
                                 -------              ----                                              ----------       ----------
                                 100,000              6.3%                                              $1,701,946       $4,313,066

Branson M. Smith                  25,000              1.6%          $25.3750          07/01/09           $ 398,955       $1,011,030
                                  75,000              4.7%          $27.6250          09/28/09          $1,302,991       $3,302,035
                                 -------              ----                                              ----------       ----------
                                 100,000              6.3%                                              $1,701,946       $4,313,066

----------------

     (1) One-third of the options become exercisable on each of the first three anniversaries of the grant date.

     (2) Amounts represent hypothetical gains that could be achieved over the full option term (10 years). The potential realizable value is calculated by assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the term of the option at the specified annual rates, and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Common Stock.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to option exercises of and the number and value of options outstanding at December 31, 1999 held by the Named Executive Officers.

                                                             NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                             SHARES                         UNDERLYING UNEXERCISED               IN-THE-MONEY
                           ACQUIRED ON       VALUE         OPTIONS AT YEAR-END (#)       OPTIONS AT YEAR-END ($) (1)
                                                        -----------------------------   ----------------------------
NAME                      EXERCISE (#)    REALIZED($)  EXERCISABLE    UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                      ------------    -----------  -----------    -------------     -----------     -------------
Eric J. Crown                112,498     $ 2,247,214             0       283,124        $         0     $ 5,593,755
Timothy A. Crown             112,498     $ 2,242,272             0       283,124        $         0     $ 5,593,755
Stanley Laybourne            139,497     $ 2,984,982             0       176,873        $         0     $ 3,262,136
Michael A. Gumbert           120,002     $ 2,601,106             0       182,497        $         0     $ 3,446,450
Branson M. Smith              58,119     $ 1,238,129             0       154,379        $         0     $ 2,748,894


     (1) Value as of December 31, 1999 is based upon the closing price on that date as reported on the Nasdaq National Market minus the exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL
ARRANGEMENTS

     The Company has entered into employment agreements with five of its Named Executive Officers. The agreements provide for base salaries, and incentive bonuses and contain non-competition and change of control provisions. The Board of Directors approved, based upon the Compensation Committee's recommendation, the base salaries and incentive bonuses for Eric J. Crown, Timothy A. Crown and Stanley Laybourne for an initial period of two years, effective July 1, 1997. These agreements contain provisions that constantly renew the agreement for additional two year terms.

     The base salaries for Eric J. Crown, Timothy A. Crown and Stanley Laybourne are set at $250,000, $250,000 and $190,000, respectively. Messrs. Crown, Crown and Laybourne are entitled to receive an incentive bonus, payable quarterly, under their respective agreements equal to 2.5%, 2.5% and 0.5%, respectively, of the Company's net earnings (before deducting the incentive bonuses) provided that the Company's net earnings exceed stated minimum amounts. These incentive bonuses are paid in the form of either cash or restricted stock at the election of the officer. The restricted stock vests quarterly over three years, subject to acceleration in certain circumstances and unvested shares are forfeited if the recipient ceases to be an employee of the Company.

     Eric J. Crown, the Company's Co-Chief Executive Officer, approved the base salaries and incentive bonuses for Michael A. Gumbert and Branson M. Smith for an initial period of two years effective July 1, 1999. These agreements contain provisions that constantly renew the agreement for additional two year terms. The base salaries for Michael A. Gumbert and Branson M. Smith are set at $215,000 and $200,000, respectively. Messrs. Gumbert and Smith are entitled to receive an incentive bonus, payable quarterly, for the period under their agreement based on a percentage of net earnings (before deducting the incentive bonuses) of their respective subsidiaries provided that the Company's net earnings exceed stated minimum amounts and provided further that the incentive bonus for the fiscal year ending December 31, 1999 shall not exceed 270% of Executive's annual Base Salary for that fiscal year, but such limitation shall not be applicable thereafter.

     The agreements for Messrs. Crown, Crown and Laybourne contain Change-of-Control (as defined) and non-compete provisions that, upon a Change-of-Control, could result in payments to these individuals equal to three times their base salary and an incentive bonus for the preceding four quarters (all payments are to be grossed up for the individuals' taxes) and could accelerate the vesting of all outstanding stock options and restricted stock. The agreements for Michael A. Gumbert and Branson M. Smith contain the same provisions except their payment could be two times their base salary and incentive bonus for the preceding quarters four quarters, if a Change-of-Control did occur.

     The agreements for Messrs. Crown, Crown, Laybourne, Gumbert and Smith provide that the individuals will receive certain benefits if their employment is terminated without cause. In the event an agreement is terminated without cause, the individual executive shall receive a lump sum distribution consisting of (i) the total amount of his base salary for the remainder of the agreement term, and (ii) the total amount of incentive compensation payments, calculated based on a defined formula, as if the executive had not been terminated.

     The Compensation Committee and the Co-Chief Executive Officers commissioned KPMG LLP, in 1997, and Hewitt Associates, in 1999, to analyze and review the competitiveness of executive compensation. The analyses have provided the basis for recommendations and approvals with respect to the terms and provisions included in the current executive employment agreements. The analyses provided information regarding "peer" compensation levels and long-term incentive compensation obtained from publicly held company reports and SEC filings, executive compensation surveys and other relevant sources. The Compensation Committee and the Co-Chief Executive Officers considered all such factors in their decision to adopt the related agreements. The Co-Chief Executive Officers as well as the Compensation Committee had separate meetings with KPMG LLP and Hewitt Associates to review their findings. The Compensation Committee believes that the agreements provide appropriate compensation for the individuals.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is charged with:

     (1) reviewing and approving the annual salary, bonus and other benefits including perquisites and personal benefits, to be paid or awarded to the Company's executive officers;

     (2) reviewing and recommending to the Board of Directors new compensation and stock plans and changes to existing plans; and

     (3) administering the incentive compensation plans, stock option and other stock-based plans, and other employee benefit plans of the Company and its subsidiaries.

     The Committee currently makes compensation decisions with respect to Eric
J. Crown, Timothy A. Crown and Stanley Laybourne, but not with respect to Michael A. Gumbert and Branson M. Smith. The Compensation Committee has delegated its authority to make compensation decisions to Eric J. Crown, the Company's Co-Chief Executive Officer, with respect to Messrs. Gumbert, Smith and all others. The Committee currently is comprised of Larry A. Gunning and Robertson C. Jones, each of whom is a non-employee director.

     The Compensation Committee and the Co-Chief Executive Officers commissioned KPMG LLP, in 1997, and Hewitt Associates, in 1999, to analyze and review the competitiveness of executive compensation. The analyses have provided the basis for recommendations and approvals with respect to the terms and provisions included in the current executive employment agreements. The analyses provided information regarding "peer" compensation levels and long-term incentive compensation obtained from publicly held company reports and SEC Filings, executive compensation surveys and other relevant sources. The Co-Chief Executive Officers as well as the Compensation Committee had separate meetings with KPMG LLP and Hewitt Associates to review their findings. The Compensation Committee and the Co-Chief Executive Officers considered all such factors when setting executive compensation.

COMPENSATION PHILOSOPHY

     The general philosophy of the Company's executive compensation program is to place base salaries below the marketplace while bonuses and equity incentives offer the executive compensation that is at least competitive in the marketplace. Bonuses, including equity incentives are based upon the Company's performance and/or the employee's individual contribution and performance. The Company's executive compensation policies are intended to motivate and reward executives for long-term strategic management and the enhancement of stockholder value through cash payments (salary and bonus) and equity incentives (in the form of stock options and restricted stock). The ultimate goal of the Committee in its administration of the Company's executive compensation program is to ensure that the Company attracts and retains highly qualified managers through competitive salary and benefit programs and encourages extraordinary effort on the part of management through well-designed incentive opportunities.

BASE SALARY

     In 1999, the base salaries for Eric J. Crown, Timothy A. Crown, Stanley Laybourne, Michael A. Gumbert and Branson M. Smith were set at $250,000, $250,000, $190,000, $215,000 and $200,000, respectively. Additionally, Messrs.
Crown, Crown and Laybourne are entitled to receive an incentive bonus, payable quarterly, based on a percentage of the Company's net earnings (before deducting the incentive bonuses) and Messrs. Gumbert and Smith are entitled to receive an incentive bonus, payable quarterly, based on a percentage of net earnings (before deducting the incentive bonuses), of Insight Direct Worldwide, Inc., and Direct Alliance Corporation, respectively (subsidiaries of the Company), provided that the Company's net earnings exceed stated minimum amounts.

CASH BONUSES AND RESTRICTED STOCK BONUSES

     The Company views cash bonuses for executive officers as an opportunity to tie a portion of an executive officer's compensation to the financial performance of the Company. These bonuses may be paid with restricted stock instead of cash. Such restricted stock vests quarterly over three years and unvested shares are forfeited if the recipient ceases to be an employee of the Company. The vesting of such shares accelerates in the event that the Company's stock closes at or above a certain price, ranging from $44 to $66. Messrs. Crown, Crown and Laybourne received restricted stock for 1999, in lieu of cash bonuses. Messrs. Gumbert and Smith received restricted stock for the first and second quarters and cash for the third and fourth quarters of 1999. During 1999, cash bonuses were earned by the Company's Named Executive Officers as follows:
Michael A. Gumbert - $102,139; and Branson M. Smith - $41,235.

     During 1999, the number of restricted shares earned by the Company's Named Executive Officers were as follows: Eric J. Crown - 30,859 shares; Timothy A. Crown - 30,859 shares; Stanley Laybourne - 6,173 shares; Michael A. Gumbert - 4,491 shares; and Branson M. Smith - 1,793 shares.

STOCK INCENTIVES

         In 1994, the Company's Board of Directors adopted, and the Company's private stockholders approved, the 1994 Stock Option Plan (the "1994 Option Plan") under which incentive stock options and nonqualified stock options may be granted to executive officers, other key employees, non-employee directors and consultants. In 1997, the Company's Board of Directors adopted, and the Company's stockholders approved, the Company's 1998 Long-Term Incentive Plan (the "LTIP") under which a variety of stock-based awards may be granted to officers, employees, directors, and consultants or independent contractors, including officers who are also directors of the Company and its subsidiaries. Stock-based compensation is viewed as a critical component of the Company's overall executive compensation program because it ties directly an executive's compensation to the value realized by the Company's stockholders, and because it permits the Company to recruit and retain top talent.

     During 1999, stock options to purchase a total of 540,000 shares of Company Common Stock were granted to the Company's Named Executive Officers as follows:
Eric J. Crown - 120,000 shares; Timothy A. Crown - 120,000 shares; Stanley Laybourne - 100,000 shares; Michael A. Gumbert - 100,000 shares; and Branson M. Smith - 100,000 shares.

     All of the options granted during 1999 to Named Executive Officers vest equally on each of the first three anniversaries of the date of grant, provided the officer is still an employee of the Company. The Company believes that staged vesting provides an incentive for key executives to remain at the Company for at least three years and promotes continuity of a successful management team. All of the options were granted with an exercise price equal to the market value of the Company's Common Stock at the close of trading on the date of grant, thus serving to focus the officer's attention on managing the Company from the perspective of an owner with an equity stake in the business.

SECTION 162(M)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer and any other executive officer whose compensation is required to be reported in the Summary Compensation Table. Qualified performance-based compensation will not be subject to the deduction limit if certain conditions are met. It is the Committee's intent to evaluate and, to the extent consistent with its other compensation objectives and overall compensation philosophy, take the steps necessary to satisfy those conditions in order to preserve the deductibility of executive compensation. Nevertheless, the Company may not be able to preserve deductibility of executive compensation recognized in connection with the exercise of certain options that have been granted to covered executive officers. Specifically, compensation resulting from the exercise of options granted to a covered executive officer under the 1994 Option Plan will not qualify for deductibility to the extent that the total of the base salary, bonuses and compensation from such option exercise received by any covered executive officer exceeds $1 million in any taxable year.



                             COMPENSATION COMMITTEE:

                     Larry A. Gunning        Robertson C. Jones

                          STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock (NSIT) with the cumulative total return of the Nasdaq Stock Market U.S. Companies (Market Index) and the Nasdaq Retail Trade Stocks (Peer Index) for the period commencing January 24, 1995 (the date on which trading in the Company's Common Stock commenced) and ended December 31, 1999. The graph assumes that $100 was invested on January 24, 1995 in Insight Common Stock and in each of the two Nasdaq indices, and that, as to such indices, dividends were reinvested. The Company has not, since its inception, paid any cash dividends on the Common Stock.

     Historical stock price performance shown on the graph is not necessarily indicative of future price performance.

                                  [LINE GRAPH]

                                              Jan. 24,      Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,   Dec. 31,
                                              ---------     --------      -------    ---------    ---------   -------
                                                1995          1995         1996         1997         1998      1999
                                                ----        ------         ----         ----         ----      ------
Insight Enterprises, Inc. Common Stock       $100.0         $120.5        $269.9       $531.3      $1,103.3   $1,321.5
(NSIT)
Nasdaq Stock Market U.S. Companies (Market   $100.0         $139.1        $171.2       $209.7      $  295.5   $  533.9
Index)
Nasdaq Retail Trade Stocks (Peer Index)      $100.0         $112.5        $134.2       $157.6      $  191.7   $  185.4

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of these filing requirements were satisfied during the year ended December 31, 1999.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of December 31, 1999, by (i) each person or entity known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

                                                                         SHARES OF COMMON STOCK
                                                                        BENEFICIALLY OWNED(2)
                                                                   -----------------------------
NAME(1)                                                              NUMBER OF
-------                                                              ---------
                                                                      SHARES            PERCENT
                                                                      ------            -------
AIM Management Group, Inc.                                          2,027,326(3)          7.6%
Janus Capital Corporation                                           1,941,066(4)          7.2%
Eric J. Crown                                                       1,315,161(5)          4.9%
Timothy A. Crown                                                    1,214,935(6)          4.5%
Stanley Laybourne                                                      31,971(7)          *
Robertson C. Jones                                                     27,000(8)          *
Michael A. Gumbert                                                     25,741(9)          *
Larry Gunning                                                           8,439(10)         *
Branson M. Smith                                                        2,583(11)         *
All directors and executive officers as a group (7                  2,625,830(12)         9.8%
persons)


       * Less than 1%

     (1) The address of Messrs. Crown, Crown, Laybourne, Gumbert, Smith, Gunning and Jones is c/o Insight Enterprises, Inc., 1305 West Auto Drive, Tempe, Arizona, 85284.

     (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date of the information in the table are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, to the Company's knowledge the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

     (3) Number of shares based on the stockholder's 13G filing for December 31, 1999. The address of AIM Management Group, Inc. is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The information contained in this section was obtained from a Schedule 13G filed February 4, 2000 by AIM Management Group, Inc. with the Securities Exchange Commission. The Company makes no representation as to the accuracy or completeness of the information reported.

     (4) Number of shares based on the stockholder's 13G filing for December 31, 1999. The address of Janus Capital Corporation is 100 Fillmore Street, Denver, Colorado 80206-4923. The information contained in this section was obtained from a Schedule 13G filed February 15, 2000 by Janus Capital Corporation with the Securities Exchange Commission. The Company makes no representation as to the accuracy or completeness of the information reported.

     (5) Includes 337 shares beneficially owned by Mr. Crown's spouse and 59 shares held in the Company's 401(k) Plan.

     (6)  Includes 39 shares held in the Company's 401(k) Plan.

     (7)  Includes 38 shares held in the Company's 401(k) Plan.

     (8) Consists of 25,312 shares subject to options exercisable within 60 days of December 31, 1999 and 1,688 shares held in the name of a family trust.

     (9) Includes 5,622 shares subject to options exercisable within 60 days of December 31, 1999, and 71 shares held in the Company's 401(k) Plan.

     (10) Consists of 8,439 shares subject to options exercisable within 60 days of December 31, 1999.

     (11) Includes 39 shares held in the Company's 401(k) Plan.

     (12) Includes 39,373 shares subject to options exercisable within 60 days of December 31, 1999, and 246 shares held in the Company's 401(k) Plan.

                                 PROPOSAL NO. 2

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


DESCRIPTION OF PROPOSED AMENDMENT

     The Board of Directors has approved, and recommends that the stockholders approve, an amendment to Article 4 of the Company's Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") increasing the total authorized number of shares of Common Stock, $.01 par value per share, from 30,000,000 to 100,000,000. The full text of the proposed amendment to the Amended and Restated Certificate of Incorporation is set forth in Appendix A to this Proxy Statement. If adopted by the stockholders, the amendment will become effective upon filing of an appropriate certificate with the Secretary of State of Delaware.

PURPOSES AND EFFECTS OF PROPOSED AMENDMENT

     The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 30,000,000 to 100,000,000. The additional shares of Common Stock authorized by the proposed amendment will have the same rights and privileges as the shares of Common Stock currently authorized.

     At March 15, 2000, 26,904,269 shares of Common Stock were issued and outstanding, and 5,260,631 shares of Common Stock were reserved for issuance under the Company's stock option and benefit plans. The Board of Directors recommends increasing the number of authorized common shares because, under certain circumstances, the Company may not be able to issue additional shares of Common Stock if necessary for mergers or acquisitions, financing transactions, stock splits or for other corporate purposes without first obtaining the approval of its stockholders. The Company has split its Common Stock several times, most recently in the first quarter of 1999, by means of a stock dividend, resulting in the issuance of additional shares of Common Stock. The proposed increase in the number of authorized shares of Common Stock affords the Company flexibility to take advantage of business and financial opportunities without the delay and expense of seeking stockholders approval for the authorization of additional stock.

     If this proposal is approved, all or any of the authorized shares of Common Stock may be issued without further action by the stockholders, unless such approval is required by applicable law or regulatory authorities, and without first offering such shares to the stockholders for subscription. Therefore, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of existing stockholders.

     Except for the possibility of issuing new shares of Common Stock under the Company's stock option or benefit plans and under "earn-out" provisions pursuant to the Company's recent acquisitions, the Company has no present arrangements, commitments, understandings or pending negotiations to issue shares of newly authorized Common Stock.

     The Company has not proposed the increase in the authorized number of shares of Common Stock with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. The Company is not aware of any pending or threatened efforts to acquire control of the Company.

REQUIRED VOTE

     Approval of the proposal to increase the number of authorized shares of Common Stock by amending the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares outstanding on the Record Date. Votes may be cast FOR or AGAINST the proposal, and stockholders may also ABSTAIN from voting on the proposal. Abstentions and broker non-votes will be counted as present or represented for purposes of determining both the presence or absence of a quorum and the number of shares outstanding and entitled to vote. However, because shares represented by abstentions or broker non-votes are considered outstanding, as a practical matter, abstentions and broker non-votes will have the same effect as a vote AGAINST the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000.

                                 PROPOSAL NO. 3

                     AMENDMENTS TO INSIGHT ENTERPRISES, INC.
                          1998 LONG-TERM INCENTIVE PLAN

GENERAL

     The Company seeks stockholder approval of amendments (the "Amendments") to the Insight Enterprises, Inc. 1998 Long-Term Incentive Plan (the "Plan") increasing the number of shares of Common Stock authorized for issuance thereunder to 4,000,000, subject to the ability of the Board of Directors to increase such amount without further stockholder approval provided that the aggregate number of shares of stock reserved for grant under the Plan shall be limited to an amount such that the number of shares of stock remaining available for grant under the Plan (and any other option plan sponsored by the Company) plus the number of shares of stock granted but not yet exercised (under the Plan and any other option plan sponsored by the Company) may not exceed twenty percent (20%) of the outstanding shares of stock of the Company, and to make certain other changes. The closing price for the Common Stock on March 15, 2000, as reported on Nasdaq, was $26.02.

     The Plan promotes the success and enhances the value of the Company by:

- linking the personal interests of participants to those of the Company's stockholders,


-    providing participants with an incentive for outstanding performance, and

- providing flexibility in motivating, attracting, and retaining the services of officers, employees, directors, and consultants or independent contractors upon whose judgment, interest, and special effort the successful conduct of the Company's business is largely dependent.

     The Company's Board of Directors recommends the stockholders approve the Amendments. The Plan was originally adopted in October 1997. A copy of the proposed Amendments as proposed herein are set forth as Appendix B.

PLAN PROVISIONS

     The Plan authorizes grants of incentive stock options ("ISOs"), non-qualified stock options ("NQSOs"), stock appreciation rights ("SARs"), performance shares, restricted stock and performance-based awards to officers, employees, directors, and consultants or independent contractors. A total of 2,350 individuals are currently eligible to participate in the Plan. The maximum number of shares of Stock that may be issued under the Plan as ISOs shall be 3,000,000.

     The Plan is administered by the Compensation Committee of the Board of Directors. Except as provided below, the Compensation Committee has the exclusive authority to administer the Plan, including the power to determine eligibility, the types of awards to be granted, the price and the timing of awards. The Plan does, however, provide that the Company's Co-Chief Executive Officer has the authority to grant awards to any individual (other than the three highest-ranking executives of the Company) and provides further that any grant to an individual who is subject to Section 16 of the Securities Exchange Act of 1934 may not be exercisable for at least six months from the date of grant.

INCENTIVE STOCK OPTIONS

     ISOs are stock options that satisfy the requirements specified in Section 422 of the Internal Revenue Code, as amended (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the underlying stock at the date of the grant, the option must lapse no later than ten (10) years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

     An employee will not recognize taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value of the stock at the time of exercise is an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the Common Stock is either transferable or is not subject to a substantial risk of forfeiture under Section 83 of the Code.

     If Common Stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date of exercise, such disposition is treated as long-term capital gain or loss. If such Common Stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" occurs. If a disqualifying disposition occurs, the employee realizes ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, or the selling price of the Common Stock and the exercise price, whichever is less. The balance of the employee's gain on a disqualifying disposition, if any, is taxed as capital gain.

     The Company is not entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the Common Stock received, except in the event of a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income realized by the employee.

NON-QUALIFIED STOCK OPTIONS

     A NQSO is any stock option other than an ISO. Such options are referred to as "non-qualified" because they do not meet the requirements of and are not eligible for the favorable tax treatment provided by Section 422 of the Code.

     If an employee is granted a NQSO, the grant itself typically does not produce any taxable income for the employee, and the Company is not entitled to a deduction at that time. On the date the NQSO is exercised, the employee recognizes ordinary income in an amount equal to the difference between the fair market value of the underlying stock at the date of exercise and the exercise price. The Company generally is entitled to a corresponding deduction in the same amount and in the same year in which the employee recognizes such income.

     When an employee sells the stock acquired upon the exercise of an NQSO, the employee recognizes capital gain equal to the difference between the sales price of the stock and the fair market value of the stock as of the date of the exercise. If the employee holds the stock for more than one (1) year following the exercise of the option, the gain is treated as long-term capital gain.

STOCK APPRECIATION RIGHTS

     A SAR is the right granted to an employee to receive the appreciation in the value of a share of Common Stock over a certain period of time. Under the Plan, the Company may pay that amount in cash, Common Stock, or a combination of both.

     If an employee receives the appreciation inherent in the SARs in cash, the cash is compensation income taxable to the employee. If the employee receives the appreciation in the form of Common Stock, the stock received is taxable to the employee in an amount equal to its fair market value. The Company is entitled to receive a deduction in an amount equal to that taxable to the employee in the year in which the employee recognizes taxable income with respect to the SAR.

PERFORMANCE SHARES

     Under the Plan, the Company may grant performance share units to an eligible employee. Typically, each performance share unit will be deemed to be the equivalent of one share of Common Stock. An award of a performance share does not entitle an employee to any ownership, dividend, voting, or other rights of a stockholder until distribution is made in Common Stock, if the award is paid in stock. The value of the employee's performance share units generally is measured by the fair market value of an equivalent number of shares of Common Stock. At the end of the performance period, if the employee has satisfied certain performance criteria established by the Compensation Committee, the employee will be entitled to a payment equal to the difference between the value of the performance share units on the date of grant and the value of such units at the end of the performance period. The award may be payable in cash, Common Stock, or property.

     An employee who has been granted a performance share award will not realize taxable income at the time of grant and the Company is not entitled to a deduction at that time. However, the employee will recognize income in the year the award is paid in an amount equal to the amount of cash and the fair market value of the Common Stock issued to the employee. The Company generally is entitled to a corresponding deduction at the same time.

RESTRICTED STOCK AWARDS

     Under the restricted stock feature of the Plan, an eligible employee may be granted a specified number of shares of the Company's Common Stock. However, vested rights to such stock are subject to certain restrictions or are conditioned on the attainment of certain goals. If the employee violates any of the restrictions during the period specified by the Compensation Committee or the goals are not met, the stock is forfeited.

     In the year in which the applicable restrictions lapse or the applicable goal is satisfied, an employee will include in taxable income the excess of the fair market value of restricted stock received over the amount, if any, paid for the restricted stock. The Company is entitled to a corresponding deduction at the same time.

     Instead of postponing the tax consequences of a restricted stock award until the applicable restrictions lapse or until the applicable goal is satisfied, an employee may elect to include the fair market value of the stock in income in the year the award is granted by filing an appropriate election with the Internal Revenue Service within thirty (30) days of grant. This election is made under Section 83(b) of the Code.

PERFORMANCE-BASED AWARDS

     Grants of performance-based awards under the Plan enable the Compensation Committee to treat restricted stock and performance share awards granted under the Plan as "performance-based compensation" under Section 162(m) of the Code and preserve the deductibility of these awards for Federal income tax purposes. Because Section 162(m) of the Code only applies to those employees who are "covered employees," as defined in Section 162(m) of the Code, only covered employees are eligible to receive performance-based awards.

     Participants for any given performance period are only entitled to receive payment for a performance-based award for such period to the extent that pre-established performance goals set by the Compensation Committee of the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, share price growth, stockholder returns, gross or net profit margin, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Compensation Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the last day of the performance period in order to be eligible for a performance-based award for that period.

SECTION 162(m)

     Section 162(m) of the Code generally limits, to $1 million, the amount that can be deducted by a publicly-held corporation for compensation paid to any "covered employee" in any taxable year. The term "covered employee" for this purpose is defined generally as the chief executive officer and the four other highest paid employees of the corporation. Performance-based compensation is outside the scope of the $1 million limitation and, generally can be claimed by a publicly held corporation without regard to amount, provided that among other requirements, such compensation is approved by the Company's stockholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming stockholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the date of the option grant. The Company anticipates that all options granted under the Plan will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

     Of the shares of Common Stock available for awards under the Plan, the maximum number that may be awarded annually to any one participant as awards of ISOs, NQSOs, performance shares, restricted stock, or any combination of each, is 500,000 shares (as the Plan is proposed to be Amended). In the event the performance-based award is payable in cash, the maximum amount is determined by multiplying 500,000 (as adjusted for stock splits) by the fair market value of the Common Stock as of the date the performance-based award is granted.

CHANGE OF CONTROL

     In the event of a tender for all or any portion of the Company's Common Stock, or in the event a proposal to merge, consolidate, or otherwise combine with another company is submitted to the Company's stockholders for approval, the ISOs or NQSOs previously granted under the Plan become immediately exercisable.

     Upon the occurrence of a Change of Control (as defined in the Plan), all outstanding awards granted under the Plan become fully exercisable and all restrictions on outstanding awards shall lapse. The Plan defines a "Change of Control" to include (i) when the individuals who, at the beginning of any period of two years or less, constituted the Board cease, for any reason, to constitute at least a majority of the Board, unless the election (or nomination) for each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period; (ii) a change of control through a transaction or series of transactions, such that any person (excluding affiliates of the Company as of October 30, 1997) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (iii) any consolidation or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately before the merger have same proportionate ownership of Common Stock of the surviving corporation immediately after the merger; (iv) the stockholders' approval of any plan or proposal for the liquidation or dissolution of the Company; or (v) the sale or other transfer of substantially all of the assets of the Company to parties that are not within a controlled group of corporations in which the Company is a member.

AMENDMENT AND TERMINATION

     The Compensation Committee, subject to the approval of the Board, may terminate, amend or modify the Plan at any time; provided, however, that shareholder approval must be obtained for any amendment to the extent necessary to comply with any applicable law, regulation or rule.

     No termination, amendment, or modification of the Plan shall adversely affect in any material way any award previously granted under the Plan, without the written consent of the participant.

PLAN BENEFITS

     The following table sets forth grants of options made under the Plan during 1999 to:

-    each of the Named Executive Officers identified above,

-    all current executive officers as a group,

-    all current directors who are not executive officers, as a group, and

- all employees, including all current officers who are not executive officers, as a group.

     Grants under the Plan are made at the discretion of the Compensation Committee. Accordingly, future grants under the Plan are not yet determinable. The following table shows grants made under the Plan in 1999.

                          1998 LONG-TERM INCENTIVE PLAN


                                                                                         Weighted Average
                                                            Securities Underlying        Exercise Price of
       Name and Position                                     Options Granted (#)        Options Granted ($)
       -----------------                                     -------------------        -------------------
       Eric J. Crown                                               120,000                    $ 28.74
       Chairman of the Board of Directors and Co-Chief
       Executive Officer

       Timothy A. Crown                                            120,000                    $ 28.74
       Co-Chief Executive Officer, President and
       Director

       Stanley Laybourne                                           100,000                    $ 27.06
       Chief Financial Officer,
       Secretary, Treasurer and Director

       Michael A. Gumbert                                          100,000                    $ 27.06
       President of
       Insight Direct Worldwide, Inc.

       Branson M. Smith                                            100,000                    $ 27.06
       President of
       Direct Alliance Corporation

       Executive Officer Group                                     540,000                    $ 27.81


       Non-Executive Director Group                                 10,124                    $ 27.00


       Non-Executive Employee Group                                390,032                    $ 24.59


PROPOSED AMENDMENTS TO PLAN

     The Board of Directors has reviewed the number of shares currently remaining in the pool for the Plan and has determined that it is appropriate to increase the number of shares authorized for issuance under the Plan. As of March 15, 2000, (i) 889,062 shares have been issued upon exercise of options or as restricted stock and are included in the total number of shares of outstanding Common Stock and (ii) option grants representing 2,537,601 shares were outstanding under the Plan. There are only options to purchase 409,074 shares of Common Stock available under the Plan. The Board believes that an increase in the number of authorized shares is necessary for the continued optimal use of the Plan. In addition, the maximum number of options that may be granted as ISOs and the maximum number of shares that may be issued to any one individual during a year are being increased as well. Therefore, the Board is proposing Amendments to the Plan increasing (i) the number of shares authorized for issuance under the Plan to 4,000,000, (ii) the maximum number of options that may be granted as ISOs under the Plan to 3,000,000, and (iii) the maximum number of shares of common stock that may be granted to any individual during any calendar year from 225,000 to 500,000.

     In addition, the Plan, prior to the Amendment, provides that for each year an additional one to four percent of the outstanding shares of Common Stock of the Company, in the Board's discretion, may be reserved for issuance under the Plan, subject to quarterly increases to account for additional outstanding shares. The Amendment, in addition to increasing the number of shares authorized under the Plan, also provides that the Board may reserve, from time to time, additional shares of stock for grant under the Plan, in its discretion. However, the aggregate number of shares of stock reserved for grant under the Plan is limited to the following, which in the aggregate may not exceed twenty percent (20%) of the outstanding shares of stock of the Company:

- the number of shares of our Common Stock available for grant under the Plan and any other option plan sponsored by the Company, and

- the number of shares of our Common Stock granted, but not yet exercised or cancelled, under the Plan and any other option plan sponsored by the Company.

     The Amendments, if approved by stockholders, would be effective as of March 13, 2000, the date of the Board's approval of the Amendments.

REQUIRED VOTE

     Approval of the Amendments to the Plan requires the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote on the proposal, provided that a quorum is present. Votes may be cast FOR or AGAINST the proposal, and stockholders may also ABSTAIN from voting on the proposal. Abstentions will be counted as present or represented for purposes of determining both the presence or absence of a quorum and the number of shares entitled to vote on the proposal and as a practical matter will have the same effect as a vote AGAINST the proposal. Broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining the number of shares entitled to vote on the proposal. The practical effect of broker non-votes is to reduce the number of affirmative votes required to achieve a majority for the proposal by reducing the total number of shares from which the majority is calculated.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE AMENDMENTS TO THE 1998 LONG-TERM INCENTIVE PLAN.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The principal independent accounting firm utilized by the Company during the year ended December 31, 1999 was KPMG LLP, independent certified public accountants. KPMG LLP has audited the Company's financial statements annually since 1988. It is contemplated that KPMG LLP will be retained as the principal accounting firm to be utilized by the Company during 2000. A representative of KPMG LLP is expected to be present at the Annual Meeting for the purpose of responding to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2001 Annual Meeting must be received by the Company no later than December 15, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders who intend to present a proposal at the 2001 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than March 6, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Proposals should be addressed to the Secretary of the Company at 1305 West Auto Drive, Tempe, Arizona 85284.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares represented by the proxies as the Board of Directors may recommend.


     The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.


                                           INSIGHT ENTERPRISES, INC.



March 31, 2000                             Stanley Laybourne
                                           Secretary, Treasurer
                                           and Chief Financial Officer

                                   APPENDIX A

            ARTICLE 4 OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INSIGHT ENTERPRISES, INC.

                           (AS PROPOSED TO BE AMENDED)

     4. Authorized Capital. The total number of shares of stock which the Corporation shall have authority to issue is 103,000,000 shares, consisting of 100,000,000 shares of common stock having a par value of $.01 per share (the "Common Stock") and 3,000,000 shares of preferred stock having a par value of $.01 per share (the "Preferred Stock").

     The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article 4, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          (a) The number of shares constituting that series and the distinctive designation of that series;

          (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          (h) Any other relative rights, preferences and limitations of that series.

                                   APPENDIX B

                   AMENDMENT TO THE INSIGHT ENTERPRISES, INC.
                          1998 LONG-TERM INCENTIVE PLAN

                                  (AS PROPOSED)


     Insight Enterprises, Inc. (the "Company") previously adopted the Insight Enterprises, Inc. 1998 Long-Term Incentive Plan (the "Plan"). By this instrument, the Company desires to amend the Plan as set forth below.

          1. This Amendment shall amend only those provisions specified herein and those provisions not amended hereby shall remain in full force and effect.

          2. Section 5.1 of the Plan is hereby amended and restated in its entirety as follows:

                           "5.1. NUMBER OF SHARES. Subject to adjustment
                  provided in Section 13.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 4,000,000. In addition, the Board may reserve additional shares of Stock for grant under the Plan, in its discretion, from time to time; provided, the aggregate number of shares of Stock reserved for grant under the Plan shall be limited to an amount such that the number of shares of Stock remaining available for grant under the Plan (and any other option plan sponsored by the Company) plus the number of shares of Stock granted but not yet exercised (under the Plan and any other option plan sponsored by the Company) shall not exceed twenty percent (20%) of the outstanding shares of Stock of the Company. Notwithstanding the above, the maximum number of shares of Stock that may be issued under the Plan as ISOs shall be 3,000,000."

          3. Section 5.4 of the Plan is hereby amended and restated in its entirety as follows:

                           "5.4. LIMITATION ON NUMBER OF SHARES SUBJECT TO
                  AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 13.1, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during the Company's fiscal year shall be 500,000. "

          4. This Amendment shall be effective as of the date adopted by the Company's Stockholders.

              APPENDIX TO INSIGHT ENTERPRISES, INC. PROXY STATEMENT
                  (FILED PURSUANT TO PROXY RULES, SCHEDULE 14A,
                             ITEM 10, INSTRUCTION 3)

                            INSIGHT ENTERPRISES, INC.
                          1998 LONG-TERM INCENTIVE PLAN
                           (AS AMENDED MARCH 13, 2000)

         ARTICLE 1         PURPOSE

         1.1 GENERAL. The purpose of the Insight Enterprises, Inc. 1998 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Insight Enterprises, Inc. (the "Company") by linking the personal interests of its officers, employees, directors, and consultants or independent contractors to those of Company stockholders and by providing its officers, employees, directors, and consultants or independent contractors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of officers, employees, directors, and consultants or independent contractors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to officers, employees, directors, and consultants or independent contractors.

         ARTICLE 2    EFFECTIVE DATE

         2.1 EFFECTIVE DATE. The Plan is effective as of October 30, 1997 (the "Effective Date").

         ARTICLE 3    DEFINITIONS AND CONSTRUCTION.

         3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Award" means any Option, Stock Appreciation Right,
            Restricted Stock Award, Performance Share Award, or
            Performance-Based Award granted to a Participant under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Change of Control" means and includes each of the
            following:

                           (1) When the individuals who, at the beginning of any period of two years or less, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period;

                           (2) A change of control of the Company through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934
         Act) directly or indirectly of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                           (3) Any consolidation or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the shares of Stock immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (4) The stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

                           (5) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) of which the Company is a member.

                  (e) "Code" means the Internal Revenue Code of 1986, as
            amended.

                  (f) "Committee" means the committee of the Board described in
            Article 4.

                  (g) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

                  (h) "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                  (i) "Fair Market Value" means, as of any given date, the fair market value of Stock or other property on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

                  (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (k) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

                  (l) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

                  (m) "Option" means a right granted to a Participant under
         Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (n) "Participant" means a person who, as an officer, employee, director, and consultant or independent contractor of the Company or any Subsidiary, has been granted an Award under the Plan.

                  (o) "Performance-Based Awards" means the Performance Share Awards and Restricted Stock Awards granted to selected Covered Employees pursuant to Articles 9 and 10, but which are subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

                  (p) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such

         Participant.

                  (q) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants,
         (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or
         (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

                  (r) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

                  (s) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                  (t) "Plan" means the Insight Enterprises, Inc. 1998 Long-Term Incentive Plan, as amended from time to time.

                  (u) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

                  (v) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company.

                  (w) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

                  (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                  (y) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

         ARTICLE 4    ADMINISTRATION

         4.1 COMMITTEE. The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder; provided, however that the Chief Executive Officer of the Company shall have the authority to grant Awards to individuals who are not subject to Section 16 of the Securities Exchange Act of 1934 and to those individuals who are subject to Section 16 (other than the three highest ranking executives of the Company), provided that any grant to a
Section 16 insider shall not become exercisable for at least six months from the date of grant. When the Chief Executive Officer is acting to grant Awards under this Plan, solely for purposes of this Plan, the Chief Executive Officer shall be deemed to be acting as the Committee.

         4.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                  (a) Designate Participants to receive Awards;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the
            number of shares of Stock to which an Award will relate;

                  (d) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting, or waive the forfeiture, of any Performance Based Awards;

                  (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (g) Decide all other matters that must be determined in connection with an Award;

                  (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

                  (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

                4.4 DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                ARTICLE 5    SHARES SUBJECT TO THE PLAN

                5.1 NUMBER OF SHARES. Subject to adjustment provided in Section 13.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 4,000,000. In addition, the Board may reserve additional shares of Stock for grant under the Plan, in its discretion, from time to time; provided, the aggregate number of shares of Stock reserved for grant under the Plan shall be limited to an amount such that the number of shares of Stock remaining available for grant under the Plan (and any other option plan sponsored by the Company) plus the number of shares of Stock granted but not yet exercised (under the Plan and any other option plan sponsored by the Company) shall not exceed twenty percent (20%) of the outstanding shares of Stock of the Company. Notwithstanding the above, the maximum number of shares of Stock that may be issued under the Plan as ISOs shall be 3,000,000.

                5.2 LAPSED AWARDS. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

                5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

                5.4 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 13.1, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during the Company's fiscal year shall be 500,000.

                ARTICLE 6    ELIGIBILITY AND PARTICIPATION

                6.1 ELIGIBILITY. Persons eligible to participate in this Plan include all officers, employees, directors, and consultants or independent contractors of the Company or a Subsidiary, as determined by the Committee, including employees who are also members of the Board.

                6.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

                ARTICLE 7    STOCK OPTIONS

                7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                         (a) EXERCISE PRICE. The exercise price per share of
Stock under an Option shall be determined by the Committee and set forth in the Award Agreement. It is the intention under the Plan that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant; provided, however that the Committee may, in its discretion, grant Options (other than Incentive Stock Options) with an exercise price of less than Fair Market Value on the date of grant.

                         (b) TIME AND CONDITIONS OF EXERCISE. The Committee
shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                         (c) PAYMENT. The Committee shall determine the methods
by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

                         (d) EVIDENCE OF GRANT. All Options shall be evidenced
by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

                7.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                         (a) EXERCISE PRICE. The exercise price per share of
Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                         (b) EXERCISE. In no event, may any Incentive Stock
Option be exercisable for more than ten years from the date of its grant.

                         (c) LAPSE OF OPTION. An Incentive Stock Option shall
lapse under the following circumstances:

                                  (1) The Incentive Stock Option shall lapse ten
                years from the date it is granted, unless an earlier time is set in the Award Agreement.

                                  (2) The Incentive Stock Option shall lapse
                three months after the Participant's termination of employment, if the termination of employment was attributable to (i) Disability, (ii) Retirement, or (iii) for any other reason, provided that the Committee has approved, in writing, the continuation of any Incentive Stock Option outstanding on the date of the Participant's termination of employment.

                                  (3) If the Participant separates from
                employment other than as provided in paragraph (2), the Incentive Stock Option shall lapse seven (7) days following the Participant's termination of employment.

                                  (4) If the Participant dies before the Option
                lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant's death. Upon the Participant's death, any Incentive Stock Options exercisable at the Participant's death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

                         (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair
                Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by
                Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

                         (e) TEN PERCENT OWNERS. An Incentive Stock Option shall
                be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

                         (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of
                an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

                         (g) RIGHT TO EXERCISE. During a Participant's lifetime,
                an Incentive Stock Option may be exercised only by the Participant.

                ARTICLE 8    STOCK APPRECIATION RIGHTS

                8.1 GRANT OF SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                         (a) RIGHT TO PAYMENT.  Upon the exercise of a Stock
                Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                                  (1)  The Fair Market Value of a share of
                Stock on the date of exercise; over

                                  (2) The grant price of the Stock Appreciation
                Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

                         (b) OTHER TERMS. All awards of Stock Appreciation
                Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                ARTICLE 9 PERFORMANCE SHARES

                9.1 GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

                9.2 RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months.

                9.3 OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                ARTICLE 10 RESTRICTED STOCK AWARDS

                10.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

                10.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

                10.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

                10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

                ARTICLE 11  PERFORMANCE-BASED AWARDS

                11.1 PURPOSE. The purpose of this Article 11 is to provide the Committee the ability to qualify the Restricted Stock Awards under Article 10 and the Performance Share Awards under Article 9 as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 11 shall control over any contrary provision contained in Articles 9 or 10.

                11.2 APPLICABILITY. This Article 11 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this Article 11. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

                11.3 DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit thereof.

                11.4 PAYMENT OF PERFORMANCE AWARDS. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company or a Subsidiary on the last day of the Performance Period to be eligible for a Performance

Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

                In determining the actual size of an individual
Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

                11.5 MAXIMUM AWARD PAYABLE. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance-Based Award payable to any one Participant under the Plan for a Performance Period is 100,000 shares of Stock, or in the event the Performance-Based Award is paid in cash, such maximum Performance-Based Award shall be determined by multiplying 100,000 by the Fair Market Value of one share of Stock as of the date of grant of the Performance-Based Award.

                ARTICLE 12 PROVISIONS APPLICABLE TO AWARDS

                12.1 STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

                12.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 12.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

                12.3 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

                12.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

                12.5 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

                12.6 BENEFICIARIES. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

                12.7 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

                12.8 TENDER OFFERS. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

                12.9 ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards shall become fully exercisable and all restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options. Upon, or in anticipation of, such an event, the Committee may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine, except in the event that the surviving or resulting entity agrees to assume the Awards on terms and conditions that substantially preserve the Participant's rights and benefits of the Award then outstanding.

                ARTICLE 13 CHANGES IN CAPITAL STRUCTURE

                13.1 GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                ARTICLE 14 AMENDMENT, MODIFICATION AND TERMINATION

                14.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan.

                14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                ARTICLE 15 GENERAL PROVISIONS

                15.1 NO RIGHTS TO AWARDS. No Participant , employee, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

                15.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

                 15.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

                15.4 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

                15.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

                15.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                15.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

                15.8 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

                15.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                15.10 FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

                15.11 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

                15.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                15.13 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

                                 [INSIGHT LOGO]

                            INSIGHT ENTERPRISES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                              TUESDAY, MAY 16, 2000
                              3:00 P.M. LOCAL TIME

                         INSIGHT CORPORATE HEADQUARTERS
                              1305 WEST AUTO DRIVE
                              TEMPE, ARIZONA 85284


[INSIGHT LOGO]

INSIGHT ENTERPRISES, INC.
1305 WEST AUTO DRIVE, TEMPE, AZ  85284                                    PROXY


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 16, 2000.

The shares of stock you hold in your account will be voted as you specify.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing this proxy, you revoke all prior proxies and appoint ERIC J. CROWN and STANLEY LAYBOURNE, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                                                            Company #
                                                            Control #

                      See reverse for voting instructions.



THERE ARE THREE WAYS TO VOTE YOUR PROXY:

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE - 800-240-6326 - QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number (located above).

-    Follow the simple instructions of the automated attendant.

VOTE BY INTERNET - WWW.EPROXY.COM/NSIT/ - QUICK *** EASY *** IMMEDIATE

-    Use the Internet to vote your proxy 24 hours a day, 7 days a week.

- You will be prompted to enter your 3-digit Company number and your 7-digit Control Number (located above) to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Insight Enterprises, Inc. c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-9397.


       If voting by phone or Internet, please do not mail your proxy card.
                            -- Please detach here --


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.  Election of Two Class II Directors:

     01   Timothy A. Crown              02 Stanley Laybourne

          / / Vote FOR                   / / Vote WITHHELD
         all nominees                    from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER OF THE NOMINEE IN THE BOX PROVIDED TO THE RIGHT.)


2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock, $.01 par value, from 30,000,000 to 100,000,000

                 / /  For      / /  Against    / /   Abstain


3.  To approve amendments to the Company's 1998 Long-Term Incentive Plan

                 / /  For      / /  Against    / /   Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box  / /        Planning to attend the   / /

Indicate changes below:              Annual Meeting? Mark Box

                                                       Date:
                                                            -------------------


                                                  Signature(s) in Box Please
                                                  sign exactly as your name(s)
                                                  appear on the proxy. If held
                                                  in joint tenancy, all persons
                                                  must sign. Trustees,
                                                  administrators, etc. should
                                                  include title and authority.
                                                  Corporations should provide
                                                  full name or corporation and
                                                  title of authorized officer
                                                  signing the proxy.*